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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                FEBRUARY 16, 2000
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-24975                 94-3236644
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
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                                 (404) 495-7600
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On February 15, 2000, Healtheon/WebMD Corporation, a Delaware corporation ("Healtheon/WebMD") and OnHealth Network Company, a Delaware corporation ("OnHealth") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of OnHealth by Healtheon/WebMD through the merger of OnHealth with and into a newly formed subsidiary of Healtheon/WebMD, with OnHealth as the surviving corporation and thus becoming a wholly owned subsidiary of Healtheon/WebMD (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of OnHealth issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive .189435 shares of common stock of Healtheon/WebMD.

         Consummation of the Merger is subject to certain conditions, including
(i) approval by the stockholders of OnHealth and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the Merger, certain stockholders of OnHealth have entered into voting agreements, dated as of February 15, 2000, pursuant to which those stockholders agree to vote in favor of adopting the Merger Agreement and approving the Merger.

         A copy of the joint press release issued by Healtheon/WebMD and OnHealth on February 16, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The Merger Agreement and the voting agreements described herein will be filed on a Form 8-K promptly after the date hereof.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 Joint Press Release, dated February 16, 2000, by Healtheon/WebMD Corporation and OnHealth Network Company.


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                                  EXHIBIT INDEX

EXHIBIT
  NO.        DESCRIPTION

  99.1 Joint Press Release, dated February 16, 2000, by Healtheon/WebMD Corporation and OnHealth Network Company.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTHEON/WEBMD CORPORATION



Dated: February 16, 2000                   By: /s/ Jack Dennison
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                                           Name:    Jack Dennison
                                           Title:   Executive Vice President and
                                                    General Counsel



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